UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 26, 2016

8point3 Energy Partners LP

(Exact name of registrant as specified in its charter)

Delaware	1-37447	47-3298142
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 Rio Robles San Jose, California		95134
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (408) 240-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01Entry into a Material Definitive Agreement.

Purchase, Sale and Contribution Agreement

On January 26, 2016, 8point3 Operating Company, LLC (“OpCo”), a wholly-owned subsidiary of 8point3 Energy Partners LP (the “Partnership”), entered into a Purchase, Sale and Contribution Agreement (the “Purchase Agreement”) with SunPower Corporation (“SunPower”), pursuant to which OpCo agreed to purchase (the “Acquisition”) a 20.23 MWac photovoltaic solar generating project located in Kern County, CA and which consists or will consist of solar generation systems attached to fixed-tilt carports located at 27 school sites in the Kern High School District (the “Kern Project”). Ownership and cash flows of the Kern Project are subject to a tax equity financing arrangement with an affiliate of Wells Fargo & Company.  The Acquisition will be effectuated in three phases, with the closing of the first phase occurring simultaneously with the execution of the Purchase Agreement.  The following describes the acquisition of each phase:

(i) on the execution date of the Purchase Agreement, 8point3 OpCo Holdings, LLC, a wholly-owned subsidiary of OpCo (“OpCo Holdings”), acquired 100% of the class B limited liability company interests of SunPower Commercial II Class B, LLC (“Kern Holdco”), which indirectly holds the assets included in Phase I on such date (the “Phase I Acquisition”);

(ii) at a future closing date, which is expected to occur in the fiscal quarter ending August 31, 2016, OpCo agreed to cause OpCo Holdings to make a contribution of capital to Kern Holdco, which will be used to acquire the Phase II assets from a SunPower subsidiary; and

(iii) at a future closing date, which is expected to occur in the fiscal quarter ending November 30, 2016, OpCo agreed to cause OpCo Holdings to make an additional contribution of capital to Kern Holdco, which will be used to acquire the Phase III assets from a SunPower subsidiary.

OpCo will pay an aggregate purchase price of $35.0 million in cash for the interest it acquires in the Kern Project, with a portion of such purchase price payable at the closing of each phase based upon the MWac of the assets in such phase.  OpCo expects to fund 100% of the purchase price for the Kern Project with cash on hand.

The Purchase Agreement contains customary representations, warranties and covenants of OpCo and SunPower. SunPower and OpCo have agreed to indemnify each other and their respective affiliates, officers, directors and other representatives against certain losses resulting from any breach of their representations, warranties or covenants contained in the Purchase Agreement, subject to certain limitations and survival periods.

The terms of the Acquisition were approved by the board of directors (the “Board”) of the Partnership’s general partner, 8point3 General Partner, LLC (the “General Partner”), and by the conflicts committee of the Board, which consists entirely of independent directors. The conflicts committee of the Board engaged an independent financial advisor and legal counsel.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Amendment to Omnibus Agreement

On January 26, 2016, in connection with the Phase I Acquisition, the Partnership entered into Amendment No. 3 to Omnibus Agreement (the “Omnibus Amendment”) with the General Partner, 8point3 Holding Company, LLC, First Solar, Inc., SunPower and OpCo. The Omnibus Amendment amends the schedules to the parties’ existing Omnibus Agreement to include the solar systems held indirectly by Kern Holdco at the closing of the Phase I Acquisition for all purposes, except for certain tax indemnities which are included in the Purchase Agreement.

All other material terms and conditions of the agreement were unchanged.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Omnibus Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Also on January 26, 2016, OpCo completed the Phase I Acquisition pursuant to the terms of the Purchase Agreement. The description of the Purchase Agreement included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Immediately prior to the closing of the Phase I Acquisition, SunPower owned 8,778,190 common units and 20,104,885 subordinated units in OpCo, representing a 40.7% economic interest in OpCo. In addition, immediately prior to the closing of the Phase I Acquisition, SunPower owned 28,883,075 Class B shares in the Partnership. SunPower also owned a 50% interest in Holdings, which holds all the incentive distribution rights in OpCo and is the sole member of the General Partner.

Item 7.01Regulation FD Disclosure.

Also on January 27, 2016, the Partnership issued a press release announcing the completion of the Phase I Acquisition. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

The information provided in this Item 7.01 and in Exhibit 99.1 shall be deemed “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing, regardless of any general incorporation language in such filing.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits.

Number	Description
2.1	Purchase, Sale and Contribution Agreement dated January 26, 2016 by and between SunPower Corporation and 8point3 Operating Company, LLC.
10.1

Amendment No. 3 to Omnibus Agreement dated January 26, 2016, by and between 8point3 Operating Company, LLC, 8point3 General Partner, LLC, 8point3 Holding Company, LLC, 8point3 Energy Partners LP, First Solar, Inc. and SunPower Corporation.

99.1	Press Release dated January 27, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

8POINT3 ENERGY PARTNERS LP

	By:	8point3 General Partner, LLC,
its general partner

Date: January 27, 2016	By:	/s/ Jason E. Dymbort
Jason E. Dymbort
General Counsel

INDEX TO EXHIBITS

Number	Description
2.1	Purchase, Sale and Contribution Agreement dated January 26, 2016 by and between SunPower Corporation and 8point3 Operating Company, LLC.
10.1

Amendment No. 3 to Omnibus Agreement dated January 26, 2016, by and between 8point3 Operating Company, LLC, 8point3 General Partner, LLC, 8point3 Holding Company, LLC, 8point3 Energy Partners LP, First Solar, Inc. and SunPower Corporation.

99.1	Press Release dated January 27, 2016.